UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 26, 2006

KFX Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 500 Denver, Colorado		80206
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.  Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 26, 2006, KFx Inc. (the "Company") announced that Richard Spencer will leave the Board of Directors, effective at the end of September 2006. Mr. Spencer has no disagreements with the Company and is leaving so that his investment firm will be in a position to pursue potential strategic joint venture and financing opportunities with the Company. Both the Company and Mr. Spencer believe that it is appropriate for Mr. Spencer to leave the Board to avoid the appearance of any potential conflicts.

Also, on September 26, 2006, the Company announced the reassignment of certain duties and responsibilities with respect to several of its current executive officers. Mark Sexton, the Company’s current Chief Executive Officer, has also been named Chairman of the Board, effective November 1, 2006. Ted Venners will relinquish the Chairman position and will remain Chief Technology Officer and Director. Kevin Collins, currently serving as Executive Vice President of Finance and Strategy, will become the Company’s Executive Vice President and Chief Operating Officer, effective October 1, 2006. Robert Hanfling, the Company’s current President and Chief Operating Officer, will continue to serve as President. Information concerning the business experience of the above described executive officers, related party information and a description of the existing employment agreements, is included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 11, 2006, and is incorporated herein by reference. In addition, the Company’s quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission on April 27, 2006 and August 3, 2006, contain updates with the respect to the related party information, and are also incorporated herein by reference.

Section 7.  Regulation FD

Item 7.01.  Regulation FD Disclosure

On September 26, 2006, KFx Inc. issued a press release announcing that in keeping with its strategy to use technology to create cleaner coal for generating power, it will begin doing business as Evergreen Energy Inc. and will seek stockholder approval to formally change its name to Evergreen Energy Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this report, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release of KFx Inc. dated September 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.

Date: September 26, 2006	By: /s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

KFx INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press release of KFx Inc. dated September 26, 2006.